UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-4888

DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	11/30
Date of reporting period:	05 /31/11

1

FORM N-CSR

Item 1.      Reports to Stockholders.

2

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
11	Statement of Financial Futures
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
15	Financial Highlights
16	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

Dreyfus Short-Intermediate
Government Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Short-Intermediate Government Fund, covering the six-month period from December 1, 2010, through May 31, 2011. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The U.S. economy appears to have hit a soft patch in the spring of 2011 after accelerating over the final months of 2010. Disappointing labor, housing and manufacturing data have come at a time of higher energy prices and some tightening of monetary policy in global markets. In our view, the current slowdown should be relatively brief as the world recovers from the supply shocks created by weather impacts on food production, the decline in Libyan oil exports and supply-chain disruptions stemming from Japan’s natural and nuclear disasters. U.S. bond markets produced mildly positive results in this choppy economic environment. Although U.S. government securities suffered as the economy gained momentum early in the reporting period, bond prices later rebounded when the pace of the recovery moderated.

We remain optimistic as the U.S. economy moves through the middle stages of its cycle. Indeed, global macroeconomic policy generally has remained stimulative despite the recent efforts of some central banks to forestall inflationary pressures. We continue to expect sustainable economic growth, a rising but volatile uptrend in inflation and an improving U.S. labor market in the months ahead.As always, to determine how these forces may affect your investments, we urge you to talk regularly with your financial advisor.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
June 15, 2011

DISCUSSION OF FUND PERFORMANCE

For the period of December 1, 2010, through May 31, 2011, as provided by Theodore W. Bair, Jr., Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended May 31, 2011, Dreyfus Short-Intermediate Government Fund achieved a total return of 0.34%.1 In comparison, the fund’s benchmark, the BofA Merrill Lynch Governments, U.S. Treasury, Short-Term (1-3 Years) Index (the “Index”), achieved a total return of 0.64%.2

The reporting period generally proved to be a volatile time for short- and intermediate-term U.S. government securities, as investor expectations shifted regarding the strength of the economic recovery and related inflationary pressures.The fund’s return underperformed the benchmark, as the fund did not have ample opportunities to capture higher yields in the prevailing low interest-rate environment.

The Fund’s Investment Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income. To pursue its goal, the fund normally invests at least 80% of its assets in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and in repurchase agreements collateralized by such securities.The fund may invest up to 35% of its assets in mortgage-related securities issued by U.S. government agencies, such as mortgage pass-through securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and collateralized mortgage obligations (“CMOs”). These instruments include those backed by the full faith and credit of the U.S. government and those that are neither insured nor guaranteed by the U.S. government. The fund generally maintains an average effective duration of approximately three years or less.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

Changing Economic Expectations Sparked Volatility

The reporting period began in the midst of an upsurge in economic sentiment that was triggered, in part, by a new round of quantitative easing of monetary policy by the Federal Reserve Board (the “Fed”).A more optimistic outlook had been reinforced by improved economic data, including a lower unemployment rate, increased consumer spending and better-than-expected corporate earnings. At the same time, rising commodity prices triggered inflation fears amid robust demand for energy and construction materials in the emerging markets.

With many analysts looking forward to a stronger economy and higher inflation, prices of intermediate- and longer-term U.S.Treasury securities fell in December 2010, and their yields climbed. Meanwhile, yields at the short end of the market’s maturity range were effectively anchored by a historically low federal funds rate in a range between 0% and 0.25%.

However, investor sentiment was unexpectedly threatened in February and March 2011 by political uprisings in the Middle East and devastating natural and nuclear disasters in Japan, respectively.Although most markets rebounded quickly after these shocks, disappointing economic data in the United States and renewed worries surrounding a sovereign debt crisis in Europe caused investors to revise their future expectations downward. The Fed indicated that it was unlikely to extend its quantitative easing program beyond its scheduled expiration in June 2011, and commodity prices began to retreat from their highs. By May, investors increasingly had turned away from riskier sectors of the bond market and toward U.S. government securities, offsetting earlier market weakness.

Few Opportunities to Capture Excess Returns

In this shifting investment climate, we placed greater emphasis on U.S. government agency securities and collateralized mortgage obligations offering a small yield advantage over nominal U.S.Treasury securities. While this strategy helped buoy the fund’s results compared to its benchmark, its benefits were tempered by the eroding effects of heightened market volatility.

After yield differences between short- and intermediate-term Treasuries widened early in the reporting period, we adopted a “barbell” strategy with respect to the fund’s positioning along the market’s short- to intermediate-term maturity spectrum.We focused on Treasuries in the one- to two-year range at the longer end and very short-term instruments on the shorter end in an attempt to capture incrementally higher yields without significantly increasing the fund’s interest-rate sensitivity.

Seeking Income in a Low Interest Rate Environment

The U.S. economy appears to have hit a soft patch, and we expect short-term interest rates to remain near historical lows.With yields of 2-year U.S. Treasury securities also near record lows, we see little likelihood of new market rallies. Meanwhile yield differences between U.S. Treasury securities and U.S. government agency securities have narrowed, giving us few opportunities to capture higher yields in the U.S. government securities market.

Therefore, we have maintained the fund’s “barbell” yield curve strategy in an attempt to boost yields incrementally.We have maintained overweighted exposure to collateralized mortgage obligations from Ginnie Mae, where we believe market conditions may be particularly favorable, and we have added to the fund’s holdings of callable agency securities, which have tended to do well during bouts of heightened volatility.We believe that these are prudent strategies as we await opportunities to pursue higher levels of current income.

June 15, 2011

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
1	Total returns include reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The BofA Merrill Lynch Governments, U.S.Treasury, Short-Term (1-3Years)
Index is an unmanaged performance benchmark for Treasury securities with maturities of one to three years; issues in the index must have par amounts outstanding greater than or equal to $1 billion. Index returns do not reflect fees and expenses associated with operating a mutual fund.
Investors cannot invest directly in any index.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Short-Intermediate Government Fund from December 1, 2010 to May 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended May 31, 2011

Expenses paid per $1,000†	$ 3.95
Ending value (after expenses)	$1,003.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended May 31, 2011

Expenses paid per $1,000†	$ 3.98
Ending value (after expenses)	$1,020.99

† Expenses are equal to the fund’s annualized expense ratio of .79%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
May 31, 2011 (Unaudited)

	Coupon	Maturity	Principal
Bonds and Notes—99.8%	Rate (%)	Date	Amount ($)		Value ($)
Banks—9.1%
Bank of America,
Gtd. Notes	2.38	6/22/12	2,200,000		2,248,618
Citigroup,
Gtd. Bonds	2.13	4/30/12	2,110,000		2,146,931
Goldman Sachs Group,
Gtd. Notes	2.15	3/15/12	2,000,000	[a]	2,031,464
KeyBank,
Gtd. Notes	3.20	6/15/12	1,720,000	[a]	1,771,461
Morgan Stanley,
Gtd. Notes	2.25	3/13/12	2,105,000		2,139,074
US Bancorp,
Gtd. Notes	2.25	3/13/12	2,000,000		2,032,690
US Central Federal Credit Union,
Gov’t Gtd. Notes	1.90	10/19/12	1,300,000		1,326,560
Wells Fargo & Co.,
Gtd. Notes	3.00	12/9/11	2,105,000		2,136,705
					15,833,503
U.S. Government Agencies—29.1%
Federal Home Loan Bank,
Bonds	1.88	6/21/13	8,500,000		8,739,275
Federal Home Loan Mortgage Corp.,
Notes	0.12	1/11/12	4,620,000	[b,c]	4,620,471
Federal Home Loan Mortgage Corp.,
Notes	0.16	2/16/12	4,000,000	[b,c]	4,001,500
Federal Home Loan Mortgage Corp.,
Notes	0.80	4/19/13	2,000,000	[c]	2,009,610
Federal Home Loan Mortgage Corp.,
Notes	1.15	10/7/13	2,600,000	[c]	2,607,901
Federal Home Loan Mortgage Corp.,
Notes	1.38	1/9/13	10,000,000	[c]	10,159,670
Federal National Mortgage
Association, Notes	0.75	2/26/13	5,890,000	[c]	5,924,763
Federal National Mortgage
Association, Notes	0.80	12/13/12	1,940,000	[c]	1,940,272
Federal National Mortgage
Association, Notes	0.90	12/21/12	1,655,000	[c]	1,655,452
Federal National Mortgage
Association, Notes	1.00	9/23/13	4,000,000	[a,c]	4,029,440

The Fund	7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Government Agencies (continued)
Federal National Mortgage
Association, Notes	1.05	10/22/13	2,000,000	[c]	2,013,980
Federal National Mortgage
Association, Notes	1.13	9/17/13	1,385,000	[c]	1,399,991
Small Business Administration
Participation, Gov’t Gtd.
Ctfs., Ser. 20G	6.85	7/1/17	1,108,727		1,207,236
					50,309,561
U.S. Government Agencies/
Mortgage-Backed—12.5%
Federal Home Loan Mortgage Corp.:
4.50%, 9/1/14			552,145	[c]	571,829
REMIC, Ser. 3574, Cl. AC,
1.85%, 8/15/14			884,970	[c]	896,554
Structured Pass-Through
Secs., Ser. T-7, Cl. A6,
7.03%, 8/25/28			16,948	[b,c]	17,067
Federal National Mortgage Association:
4.50%, 11/1/14			468,926	[c]	488,784
5.50%, 9/1/14—4/1/16			364,065	[c]	390,967
REMIC, Ser. 2002-83,
Cl. DH, 5.00%, 9/25/17			772,872	[c]	800,091
Whole Loan, Ser. 2001-W2,
Cl. AF6, 6.59%, 10/25/31			1,243,288 [b,c]		1,421,962
Government National Mortgage Association I:
Ser. 2010-159, Cl. A, 2.16%, 1/16/33			1,977,314		2,004,385
Ser. 2004-43, Cl. A, 2.82%, 12/16/19			188,455		189,516
Ser. 2004-97, Cl. AB, 3.08%, 4/16/22			314,119		317,705
Ser. 2009-27, Cl. A, 3.28%, 7/16/37			789,881		821,354
Ser. 2006-42, Cl. A, 3.30%, 10/16/29			707,834		714,627
Ser 2008-8, Cl. A, 3.61%, 11/16/27			919,431		936,115
Ser. 2005-90, Cl. A, 3.76%, 9/16/28			844,359		872,099

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)
U.S. Government Agencies/
Mortgage-Backed (continued)
Government National Mortgage
Association I (continued):
Ser. 2006-39, Cl. A, 3.77%, 6/16/25	422,852		429,427
Ser. 2005-79, Cl. A, 4.00%, 10/16/33	30,507		30,521
Ser. 2005-29, Cl. A, 4.02%, 7/16/27	519,975		537,803
Ser. 2009-37, Cl. AB, 4.02%, 3/16/37	911,858		959,835
Ser. 2006-30, Cl. A, 4.18%, 4/16/28	864,758		895,546
Ser. 2006-3, Cl. A, 4.21%, 1/16/28	142,911		143,780
Ser. 2006-5, Cl. A, 4.24%, 7/16/29	1,690,706		1,763,261
Ser. 2005-59, Cl. A, 4.39%, 5/16/23	101,469		102,185
Ser. 2008-39, Cl. A, 4.50%, 2/16/23	1,739,714		1,782,521
Ser. 2009-4, Cl. AB, 4.80%, 11/16/37	1,280,192		1,373,482
Ser. 2008-86, Cl. A, 4.84%, 11/16/25	1,653,719		1,706,633
Ser. 2006-18, Cl. A, 4.97%, 12/16/21	487,396		490,568
Ser. 2006-32, Cl. A, 5.08%, 1/16/30	498,291		521,871
Ser. 2008-59, Cl. A 5.43%, 12/16/23	451,414	[b]	455,969
			21,636,457
U.S. Treasury Notes—49.1%
0.50%, 10/15/13	13,000,000		12,977,653
1.00%, 7/15/13	36,565,000		36,956,501
1.25%, 2/15/14	5,000,000	[a]	5,076,955
1.38%, 2/15/13	29,500,000		30,004,745
			85,015,854
Total Bonds and Notes
(cost $170,965,098)			172,795,375

Short-Term Investments—.0%
U.S. Treasury Bills;
0.11%, 10/13/11
(cost $19,991)	20,000 [d]		19,992

The Fund	9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Other Investment—.1%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $138,000)	138,000 [e]	138,000

Investment of Cash Collateral
for Securities Loaned—2.6%
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $4,482,984)	4,482,984 [e]	4,482,984

Total Investments (cost $175,606,073)	102.5%	177,436,351
Liabilities, Less Cash and Receivables	(2.5%)	(4,285,262)
Net Assets	100.0%	173,151,089

a Security, or portion thereof, on loan.At May 31, 2011, the value of the fund’s securities on loan was $9,446,091 and the value of the collateral held by the fund was $9,676,283, consisting of cash collateral of $4,482,984 and
U.S. Government and Agency securities valued at $5,193,299.
b Variable rate security—interest rate subject to periodic change.
c The Federal Housing Finance Agency (“FHFA”) placed Federal Home Loan Mortgage Corporation and Federal
National Mortgage Association into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
d Held by a broker as collateral for open financial futures positions.
e Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†
	Value (%)	Value (%)
U.S. Government & Agencies	90.7	Short-Term/Money Market Investments 2.7
Corporate Bonds	9.1	102.5
† Based on net assets.
See notes to financial statements.

STATEMENT OF FINANCIAL FUTURES
May 31, 2011 (Unaudited)

		Market Value		Unrealized
		Covered by		Appreciation
	Contracts	Contracts ($)	Expiration	at 5/31/2011 ($)
Financial Futures Long
U.S. Treasury 2 Year Notes	15	3,287,813	September 2011	4,453

See notes to financial statements.

The Fund	11

STATEMENT OF ASSETS AND LIABILITIES
May 31, 2011 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $9,446,091)—Note 1(b):
Unaffiliated issuers	170,985,089	172,815,367
Affiliated issuers	4,620,984	4,620,984
Cash		12,592
Dividends and interest receivable		673,124
Receivable for shares of Beneficial Interest subscribed		108,173
Receivable for futures variation margin—Note 4		1,172
Prepaid expenses		11,452
		178,242,864
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		113,156
Liability for securities on loan—Note 1(b)		4,482,984
Payable for shares of Beneficial Interest redeemed		437,669
Accrued expenses		57,966
		5,091,775
Net Assets ($)		173,151,089
Composition of Net Assets ($):
Paid-in capital		187,273,916
Accumulated undistributed investment income—net		1,414,726
Accumulated net realized gain (loss) on investments		(17,372,284)
Accumulated net unrealized appreciation (depreciation)
on investments (including $4,453 net unrealized
appreciation on financial futures)		1,834,731
Net Assets ($)		173,151,089
Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		16,045,462
Net Asset Value, offering and redemption price per share ($)		10.79

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended May 31, 2011 (Unaudited)

Investment Income ($):
Income:
Interest	1,211,503
Income from securities lending—Note 1(b)	3,127
Cash Dividends;
Affiliated issuers	1,642
Total Income	1,216,272
Expenses:
Management fee—Note 3(a)	452,702
Shareholder servicing costs—Note 3(b)	178,448
Professional fees	42,762
Registration fees	15,883
Custodian fees—Note 3(b)	7,753
Prospectus and shareholders’ reports	5,138
Loan commitment fees—Note 2	1,521
Trustees’ fees and expenses—Note 3(c)	1,482
Miscellaneous	13,887
Total Expenses	719,576
Less—reduction in fees due to earnings credits—Note 3(b)	(262)
Net Expenses	719,314
Investment Income—Net	496,958
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	202,631
Net realized gain (loss) on financial futures	19,556
Net Realized Gain (Loss)	222,187
Net unrealized appreciation (depreciation) on investments	(109,261)
Net unrealized appreciation (depreciation) on financial futures	(469)
Net Unrealized Appreciation (Depreciation)	(109,730)
Net Realized and Unrealized Gain (Loss) on Investments	112,457
Net Increase in Net Assets Resulting from Operations	609,415
See notes to financial statements.

The Fund	13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	May 31, 2011	Year Ended
	(Unaudited)	November 30, 2010
Operations ($):
Investment income—net	496,958	1,989,859
Net realized gain (loss) on investments	222,187	1,396,876
Net unrealized appreciation
(depreciation) on investments	(109,730)	(1,136,667)
Net Increase (Decrease) in Net Assets
Resulting from Operations	609,415	2,250,068
Dividends to Shareholders from ($):
Investment income—net	(773,798)	(3,181,833)
Beneficial Interest Transactions ($):
Net proceeds from shares sold	12,545,708	45,548,316
Dividends reinvested	701,882	2,875,778
Cost of shares redeemed	(35,732,824)	(75,254,360)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(22,485,234)	(26,830,266)
Total Increase (Decrease) in Net Assets	(22,649,617)	(27,762,031)
Net Assets ($):
Beginning of Period	195,800,706	223,562,737
End of Period	173,151,089	195,800,706
Undistributed investment income—net	1,414,726	1,691,566
Capital Share Transactions (Shares):
Shares sold	1,166,811	4,220,050
Shares issued for dividends reinvested	65,213	266,722
Shares redeemed	(3,322,354)	(6,980,630)
Net Increase (Decrease) in Shares Outstanding	(2,090,330)	(2,493,858)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
May 31, 2011			Year Ended November 30,
	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value,
beginning of period	10.80	10.84	10.72	10.50	10.40	10.40
Investment Operations:
Investment income—net[a]	.03	.10	.24	.34	.44	.38
Net realized and unrealized
gain (loss) on investments	.01	.02	.17	.24	.09	.01
Total from Investment Operations	.04	.12	.41	.58	.53	.39
Distributions:
Dividends from
investment income—net	(.05)	(.16)	(.29)	(.36)	(.43)	(.39)
Net asset value, end of period	10.79	10.80	10.84	10.72	10.50	10.40
Total Return (%)	.34[b]	1.16	4.01	5.49	5.22	3.79
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.79[c]	.78	.73	.78	.77	.76
Ratio of net expenses
to average net assets	.79[c]	.78	.73	.77	.76	.76
Ratio of net investment income
to average net assets	.55[c]	.96	2.22	3.25	4.19	3.65
Portfolio Turnover Rate	28.20[b]	100.24	138.34	108.58	182.51	247.78[d]
Net Assets, end of period
($ x 1,000)	173,151	195,801	223,563	211,955	182,382	219,788

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
d	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended November 30, 2006 was
242.91%.
See notes to financial statements.

The Fund	15

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Short-Intermediate Government Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company.The fund’s investment objective is to maximize total return, consisting of capital appreciation and current income.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities excluding short-term investments (other than U.S.Treasury Bills), financial futures and options are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Trustees, or are determined by the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Board of Trustees.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S.Treasury Bills, are carried at amortized cost, which approximates value. Registered investment companies that are not traded on an exchange are valued at their net asset value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

The Fund	17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

    Level 1—unadjusted quoted prices in active markets for identical investments.

    Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

    Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Corporate Bonds†	—	15,833,503	—	15,833,503
Mutual Funds	4,620,984	—	—	4,620,984
U.S. Government
Agencies/
Mortgage Backed	—	71,946,018	—	71,946,018
U.S. Treasury	—	85,035,846	—	85,035,846
Other Financial
Instruments:
Futures††	4,453	—	—	4,453

†	See Statement of Investments for additional detailed categorizations.
††	Amount shown represents unrealized appreciation at period end.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at May 31, 2011.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)”. ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU No. 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The Fund	19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended May 31, 2011, The Bank of NewYork Mellon earned $1,684 from lending fund portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended May 31, 2011 were as follows:

Affiliated
Investment	Value			Value	Net
Company	11/30/2010 ($)	Purchases ($)	Sales ($)	5/31/2011 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	4,292,000	31,686,000	35,840,000	138,000.1
Dreyfus
Institutional
Cash
Advantage
Fund	6,204,369	27,065,289	28,786,674	4,482,984	2.6
Total	10,496,369	58,751,289	64,626,674	4,620,984	2.7

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended May 31, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended November 30, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $17,170,039 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 2010. If not applied, $10,918,861 of the carryover expires in fiscal 2012, $2,852,882 expires in fiscal 2013, $2,906,276 expires in fiscal 2014 and $492,020 expires in fiscal 2018.

The tax character of distributions paid to shareholders during the fiscal year ended November 30, 2010 was as follows: ordinary income

The Fund	21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

$3,181,833. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended May 31, 2011, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1 1 / 2 % of the value of the fund’s average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended May 31, 2011, there was no expense reimbursement pursuant to the Agreement.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2011, the fund was charged $86,260 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2011, the fund was charged $43,423 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended May 31, 2011, the fund was charged $4,730 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $262.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended May 31, 2011, the fund was charged $7,753 pursuant to the custody agreement.

During the period ended May 31, 2011, the fund was charged $3,146 for services performed by the Chief Compliance Officer.

The Fund	23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $73,985, shareholder services plan fees $14,000, custodian fees $8,165, chief compliance officer fees $3,006 and transfer agency per account fees $14,000.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended May 31, 2011, amounted to $50,980,929 and $72,969,448, respectively.

Futures Contracts: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments.The fund invests in financial futures contracts in order to manage its exposure to or protect against changes in the market.A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. Futures contracts are valued daily at the last sales price established by the Board of Trade or exchange upon which they are traded. When the contracts are closed, the fund recognizes a realized gain or loss.There is minimal counterparty credit risk to the fund with futures since futures are exchange traded, and the exchange’s clearinghouse guarantees the futures against default. Contracts open at May 31, 2011 are set forth in the Statement of Financial Futures.

The following summarizes the average market value of derivatives outstanding during the period ended May 31, 2011:

Value ($)
Interest rate futures contracts	3,283,292

At May 31, 2011, accumulated net unrealized appreciation on investments was $1,830,278, consisting of $1,884,816 gross unrealized appreciation and $54,538 gross unrealized depreciation.

At May 31, 2011, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund	25

Item 2.      Code of Ethics.

                  Not applicable.

Item 3.      Audit Committee Financial Expert.

                  Not applicable.

Item 4.      Principal Accountant Fees and Services.

                  Not applicable.

Item 5.      Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.      Investments.

(a)              Not applicable.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management      Investment Companies.

                  Not applicable.

Item 8.      Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.      Purchases of Equity Securities by Closed-End Management Investment Companies and        Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.    Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.    Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

3

Item 12.    Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Short-Intermediate Government Fund

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date: July 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date: July 25, 2011

By: /s/ James Windels
James Windels, Treasurer
Date: July 25, 2011

5

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)

6